                                                                     Exhibit 10X

Hewlett-Packard             Financing Agreement No.      MA
Financing Agreement                                -------------------------
                            Lessee RxSheets.com & MedCare Technologies, Inc.
                                   -----------------------------------------

================================================================================

Lessor hereby agrees to finance for Lessee and Lessee hereby agrees to finance with Lessor, subject to the terms of this Financing Agreement ("Agreement"), the personal property together will all attachments, replacements, parts, substitutions, additions, software licenses, repairs, support, consulting, and accessories incorporated/affixed, whether or not provided by Hewlett-Packard ("Product") described in any Lessor Product Schedule ("Schedule") executed by the parties pursuant to this Agreement.

================================================================================

1. Non-Cancellable

This Agreement shall be effective as of the date of execution by both parties. THIS AGREEMENT AND ANY SCHEDULES EXECUTED HEREUNDER CANNOT BE CANCELLED OR TERMINATED EXCEPT AS EXPRESSLY PROVIDED HEREIN.

2. Rent; Acceptance of Product

Lessee shall pay to Lessor for use of the Product during the initial and any renewal term of any Schedule, the payment amount specified on said Schedule ("Rent"). Lessee's acceptance will be presumed unless Lessee demonstrates within 14 days after delivery that the Product is not acceptable. Lessor reserves the right to charge interest on any balance which exceeds 30 days past due. Rent shall begin to accrue upon delivery and acceptance of Product ("Rent Commencement Date"). Rent shall accrue whether or not Lessee has received notice that such payment is due.

3. Taxes; Insurance

Lessee agrees to pay to Lessor, when due, all license fees, assessments, sales, use personal property, excise, and other, taxes except for taxes based on Lessor's income, now or hereafter imposed on the Product or the possession, operation or use thereof. Lessee shall obtain and maintain liability insurance against loss or damage to the Product. Upon request, Lessee shall furnish to Lessor a Certificate of Insurance or other evidence of insurance coverage.

4. Loss or Damage

Lessee shall bear the entire risk of loss or damage to the Product from any cause whatsoever from the date of delivery until it is returned and received by Lessor. Lessee shall promptly notify Lessor of any loss or damage. No loss or damage shall relieve Lessee of the obligation to pay Rent or perform any other obligation hereunder. In the event of loss or damage, Lessee, at Lessor's option, shall either place the Product in good condition and repair or pay Lessor the buyout option price set out in the applicable Schedule.

5. Intellectual Property Rights

Unless otherwise stated in writing by Lessor, Lessor copyrighted material (software and printed documentation) may not be copied except for archival purposes, to replace a defective copy or for program error verification. If Lessor's software license is included in Product, then Lessor's standard software terms shall apply. Lessor will defend or settle any claims against Lessee that an HP Product or Support delivered under this Agreement infringes a patent, utility model, industrial design, copyright, mask work or trademark in the country where Lessee uses the HP Product or receives Support, provided
Lessee: (i) promptly notifies Lessor in writing of the claim; and (ii) cooperates with Lessor in, and grants Lessor sole authority to control the defense and any related settlement. Lessor will pay the cost of such defense and settlement and any costs and damages finally awarded by a court against Lessee. If such a claim is made, Lessor may produce the right for Lessee to continue using HP Product, may modify the Product or replace it. If use of the HP Product is enjoined by a court and Lessor determines that none of these alternatives is reasonably available, Lessor will take back the HP Product and refund its depreciated value if a purchase option has been exercised. Lessor has no obligation for any claim of infringement arising from: (i) Lessor's compliance with any designs, specifications or instructions of Lessee; (ii) modification of the HP Product by Lessee or a third party; (iii) use of the HP Product in a way not specified by Lessor; or (iv) use of the HP Product with Non-HP products not supplied by Lessor. These terms state the entire liability of Lessor for claims of infringement.

6.  Identification; Personal Property

If Lessee is in compliance with the terms of this Agreement and applicable Schedules, Lessee shall have quiet enjoyment of the Product. No other right, title or interest shall pass to Lessee. Lessor, at its own expense, may require markings to be affixed to or placed on the Product to give notice of Lessor's ownership thereof. Both parties hereby confirm their intent that the Product shall always remain and be deemed personal property even though said Product may hereafter become attached or affixed to real property.

7.  Use; Relocation; Assignment

Lessee will operate the Product in accordance with manufacturer's manuals and instructions, by competent and duly qualified personnel only, in accordance with applicable governmental regulations, if any, and for business, medical, scientific, or commercial purposes only, and not for personal use. Lessee agrees not to sell, assign, sublet, hypothecate or otherwise encumber or suffer a lien upon or against any interest in this Agreement, any Schedule hereunder, or the Product. Lessee agrees not to alter the Product or remove the Product from its original location without Lessor's prior written consent. Relocation by Lessor's support personnel shall not constitute Lessor's consent.

8.  Support; Repairs

If lessee finances Support provided by Lessor the tern of the financed support is non-cancellable. Lessee acknowledges that the finance period and Support period may not correspond. If no order for Support is made, Lessee at its own costs and expense, shall keep the Product in good repair, condition and working order.

9.  Warranty

For HP Product, Lessee shall have the benefit of applicable manufacturer's warranties which are normally furnished to purchasers of identical product manufactured by HP. THIS WARRANTY IS EXCLUSIVE AND NO OTHER WARRANTY, WHETHER WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED. LESSOR SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABLILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.  Non-HP Product; Non-HP Vendor

Lessee acknowledges that it has selected the Vendor and Product supplied by Vendor. LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED WHATSOEVER WITH RESPECT TO VENDOR'S PRODUCT, AND AS TO LESSOR, LESSEE ACQUIRES THE PRODUCT "AS IS". If Vendor's Product is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against Vendor and shall, nevertheless, pay Lessor all payments due under the Agreement. It is Lessee's sole responsibility to acquire updates or other necessary documentation to Vendor's Product. If Lessee should forfeit any rights granted to Lessee, or if Vendor terminates any rights granted to Lessee, payment shall continue uninterrupted to Lessor. Lessee agrees that it will not assert any defenses, deduction, abatement, counterclaim or set-off against Lessor. Lessee understands and agrees that neither Vendor nor any employee, agent, representative of Vendor is an agent of Lessor. No agent of Vendor is authorized to waive or alter any terms or conditions of this Agreement, and no representations as to the Vendor's Product or any other matter by Vendor shall in any way affect Lessee's obligations under this Agreement.

11.  Return of Product

Upon expiration or termination, Lessee, at its own risk and expense, shall have the Product packed for shipment in accordance with manufacturer's specifications and shall immediately return the Product to Lessor in the same condition as when delivered, ordinary wear and tear excepted, freight prepaid and insured, to Lessor's remarketing facility.

12.  Limitation of Liability

Lessor will be liable for damage to tangible property per incident up to greater of $300,000 or the actual charges paid to Lessor for the Product that is subject of the claim, and for damages for bodily injury or death, to the extent that all such damages are by a court of competent jurisdiction to have been directly caused be a defective Product financed hereunder. Lessor will not be liable for performance delays or for non-performance, due to causes beyond its reasonable control. For any material breach of Support services by HP, Lessee's remedy and Lessor's liability will be limited to a refund of the related Support charges paid during the period of breach, up to a maximum of 12 months. THE REMEDIES PROVIDED HERIN ARE LESSEE'S SOLE AND EXCLUSIVE REMEDIES. IN NO EVENT SHALL LESSOR BE LIABLE FOR LOSS OF DATA OR FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL (INCLUDING LOST PROFIT), OR OTHER DAMAGE WHETHER BASED IN CONTRACT, TORT OR ANY OTHER LEGAL THEORY.

13.  Events of Default; Remedies

If Lessee fails to pay Rent when due and fails to cure such breach within (10) days of notice of same, or in the event of any other breach of this Agreement, any Schedule hereunder, or any other Agreement between the parties hereto, or if any credit or other information submitted to Lessor is false or misleading in any material respect, or in the event of any act of insolvency or bankruptcy by or against Lessee, Lessor may, at its option, exercise any one or more of the following remedies: (i) declare all sums due and to become due as immediately due and payable; (ii) enter upon the premised where the Product is located and take immediate possession of and remove the same; (iii) sell any or all of the Product at public or private sale or otherwise dispose of, hold, use or lease to others said Product; (iv) exercise any other right or remedy which may be available to Lessor under applicable law, including the right to recover damages for the breach hereof. No remedy referred to herein is intended to be exclusive but each shall be cumulative and in addition to any of the remedies referred to above or otherwise available to Lessor a law or in equity. No express or implied waiver by Lessor of any default should constitute a waiver of any other default or a waiver of any of Lessor's rights. If any action is brought by either party to enforce this Agreement or to protect its interest in the Product, the losing party agrees to pay costs thereof including reasonable attorneys' fees and other costs of collection.

14.  Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of California. Nothing herein shall be deemed to preclude or prevent Lessor from bringing any action or claim to enforce the provisions of this Agreement in any appropriate state or forum.

15.  Financing Statements

Lessee hereby grants and Lessor reserves a Purchase Money Security Interest in the product financed hereunder and any proceeds thereof. Lessee hereby nominates and appoints Lessor as its attorney-in-fact for the sole purpose of executing on Lessee's behalf financing statements (and any appropriate amendments thereto) under the provisions of the Uniform Commercial Code for protective purposes, related to this Agreement and any Schedule hereunder.

16.  Miscellaneous

(a) This Agreement, together with any Schedules hereunder, and any referenced addenda, exhibits or attachments shall constitute the entire understanding between the parties and supersedes any previous communications, representations, or agreements, whether oral or written; (b) any notice or demands made hereunder shall be in writing and by regular mail or facsimile; (c) No charge or modification of any term or condition hereof shall be valid unless made in writing and signed by an authorized representative of each party; (d) Any provisions of this Agreement which is unenforceable in any jurisdiction shall as to that jurisdiction only be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof.

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By execution hereof, the signer on behalf of Lessee hereby certifies that s/he has read this Agreement and the referenced Exhibits, and that s/he is duly authorized by Lessee to execute the Agreement.

================================       =========================================
Lessor:  Hewlett-Packard Company       Lessee: RxSheets.com
================================       =========================================

By_______________________________      By________________________________

Name_____________________________      Name   Alan Jagiello
                                           ------------------------------
Title_____________ Date__________
                                       Title   CFO         Date  5-17-00
                                             ------------       ------------

                                       Co-Lessee: MedCare Technologies, Inc.
                                                  --------------------------

                                       Name  Alan Jagiello
                                             -------------------

                                       Title    CFO          Date  5-17-00
                                            -----------------    ------------

Hewlett-Packard
Product Schedule & Payment Arrangement

=================================================================================================================
Company                      Full Legal Name     RxSheets.com & MedCare Technologies, Inc.
Information:                                 ---------------------------------------------
                             Street Address    1515 West 22nd Street, Suite 2110
                                             ---------------------------------------------
Please use the full legal    City   Oak Brook      County   Du Page
Name of your company              -----------             ---------------

                             State     Illinois                 Zip Code   60523
                                   ---------------------------            ----------

Tax Status                   Federal Tax I.D. #  36-4300267
(attach documentation                            -----------------------------------
if applicable)
                             Contact    Alan Jagiello     Phone (630)472-5305
                                      -----------------         --------------------

Sales/Use tax                [X] Taxable           [_] Direct Pay Permit          [_] Tax exempt
Personal property tax        [X] Paid Upfront      [_] Billed Upfront (financed)  [_] Billed with each payment
                             [_] Include in rate   [X] Bill as additional         [_] Lessee pays directly
                             [_] Lessee is exempt

=================================================================================================================

Product Location             Street Address    Same as above
(if other than above)                       ---------------------------------------------

                             City ___________________         Country ___________________

                             State __________________         Zip code __________________

Billing Address              Street Address    Same as above
(if other than above)                       ---------------------------------------------

                             City ___________________         Country _____________

                             State __________________         Zip code _____________

                             Contact ________________         Phone _______________

=================================================================================================================

Our                          [X] Master Lease #       MA
Agreement                                       ---------------
Includes:                    [_] First year support Coverage              [_] Multi Year Support Coverage

The items checked            [X] Early Buyout Schedule dated 5-16-2000    [_] ___________________________
are incorporated and by                                      ---------
this reference made a
part of this agreement

=================================================================================================================

          Please see the attached Quotation from Comark dated May 3, 2000 in the amount of $198,197.00
The
Product
Schedule:
Please attach                Net Price - Hardware   $159,677.00    Total Net Price - Product    $197,402.00
Equipment Quote                                     -----------                                 -----------
Or complete this             Net Price - Software                                       Misc        $445.00
Schedule.                                           -----------                                     -------
                             APC, Cisco &  Procurve  $17,769.00                          Freight    $350.00
                                                     ----------                                     -------
                             Microsoft Software      $19,956.00     Less: Down Payments/Credits  $29,730.00
                                                     ----------                                  ----------
                       Total Net Price - Product    $197,402.00        Amount to Finance        $168,467.00
                                                    -----------                                 -----------
=================================================================================================================

Lease                        Term   Number of Payments      Payment Frequency       Payment Amount
Payments:                                                                           (plus applicable taxes)
                               6            6                   Monthly                    $0.00
                           -------  ------------------     -----------------        ------------
                              18           18                   Monthly               $11,080.07
                           -------  ------------------     -----------------        ------------

Hewlett-Packard                        Financing Agreement______25853A_________
Product Schedule & Payment Agreement

================================================================================

This agreement is for an:    [X] HP Lease     [_] HP Installment

                             [_] HP Rental    [_] HP Easy Rent

                             [_] _________    [_] ____________

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1.  Non-cancellable: THIS AGREEMENT CANNOT BE CANCELLELLED OT TERMINATED EXCEPT
    AS EXPRESSLY PROVIDED FOR HEREIN.

2. Term: The term of this Schedule and Agreement for each Product covered hereunder shall commence upon the date Lessor executes the same and shall expire 24 months following the "Rent Commencement Date" as defined in paragraph 2 of the Financing Agreement, or on the expiration of any applicable renewal period. However, if Lessee has executed this Schedule and the Product ordered has been delivered prior to Lessor's execution thereof, the term of this Schedule and Agreement shall be effective on the date of execution by Lessee.

3. Interest: [Applicable only to Installment sales and leases with $1.00 buy out options] The interest to be paid under this Schedule and Payment Agreement is $30,974.26.

4. Purchase, Renewal, Return Options: Provided that no event of default has occurred and is continuing to occur at the end of the initial non-cancellable lease term or subsequent renewal term, Lessee shall have the option to exercise the following options by providing Lessor with at least sixty (60) days prior written notice of its intent to:

       (i) purchase all or some of the Product covered by this Agreement for:

       (CHECK ONE)

       [_] The then fair market value of each Product to be purchased. Lessor will advise Lessee in writing as to the then applicable Fair Market Value for each Product to be purchased;
                             OR

       [X] One Dollar ($1.00) for each Product (available only for State and Local Government Leases or with special approval);
                             OR

       [_] Fixed Purchase Option of _____% of the original amount to finance of the Product to be purchased (less discounts if applicable) plus any accrued late charges and taxes applicable to the transfer of this Product.

       (ii) Except for HP ChannelRent and EasyRent, renew all or some of the Equipment covered by this Agreement for an additional non-cancellable period of twelve (12) months for the:

               Net Price of Equipment to be Renewed            Original
               ------------------------------------     X      Monthly x 75%
               Total Net Price of Equipment                    Payment

       (iii) Renew all or some of the Product covered by this Agreement on a month-to-month basis for the:

               Net Price of Equipment to be Renewed            Original
               ------------------------------------     X      Monthly
               Total Net Price of Equipment                    Payment

       (iv) Return in accordance with the referenced Financing Agreement any Product covered by this Schedule that is not purchased or renewed. If Lessee fails to notify Lessor of its intentions at least sixty (60) days prior to the expiration of this Schedule, it is agreed that Lessee shall renew all of the Product covered hereunder in accordance with option (iii) above.

During the renewal period, Lessee may purchase all or some of the Product covered hereunder for the price computed in accordance with option (i) above by providing Lessor with sixty (60) days prior written notice. If Lessee has selected a fixed-price purchase option, during the renewal period, such purchase option shall be re-determined based on the total lease term. IF LESSEE EXERCISES ITS OPTION TO PURCHASE THE PRODUCT, IT IS SOLD IN ITS THEN `AS IS' CONDITION AT ITS LOCATION WHEN THE OPTION IS EXERCISED.

5. Early Buyout Option: At its option beginning with the fourth (4th) month following the Rent Commencement Date, Lessee may purchase all of the Product in it's then "as is" condition at its location when the option is exercised. Except for leases with Fair Market Value purchase options, the purchase price shall be determined from the referenced Early Buyout Schedule. The early buyout purchase price for leases with Fair Market Value purchase options shall be such that Lessor's projected yield from the lease shall be preserved.

6. Product Upgrade/Add-On: At its option but subject to Lessor's prior written consent, Lessee may enhance or upgrade those items covered under this Schedule by leasing additional or upgrade Product on a then currently marketed Lessor upgrade program. Such additional or upgrade equipment shall be scheduled on a new Product Schedule and Payment Agreement.

7. Upgrade Credit: If this Schedule reflects an upgrade credit for Product to be returned by Lessee, Lessee agrees to return such Equipment within thirty
    (30) days of delivery and acceptance of the new Product acquired hereunder to Lessor's remarketing facility.

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By execution hereof, the signer certifies that s/he has read this agreement and that s/he is duly authorized to execute this agreement on behalf of Lessee.

8. Financing Statement: Lessee hereby nominates and appoints Lessor as its attorney-in-fact for the sole purpose of executing on Lessee's behalf financing statements (and any appropriate amendments thereto) under the provisions of the Uniform Commercial Code for protective purposes.

Lessor: Hewlett-Packard Company     Lessee: RxSheets.com

By                                  By     Alan Jagiello
  ------------------------------      -----------------------------

Name                                Name     Alan Jagiello
    ----------------------------        ---------------------------

Title            Date               Title     CFO      Date   5-17-00
     ------------    -----------         --------------    -----------

                                    (second lessee authorization)

                                    By  MedCare Technologies, Inc./Alan Jagiello
                                      ------------------------------------------

                                    Name      Alan Jagiello
                                        ---------------------------

                                    Title     CFO      Date   5-17-00
                                         --------------     -----------